EXHIBIT 10-W



                    AMENDMENT TO STOCKHOLDER AGREEMENT


          This Amendment to Stockholder Agreement is dated as of November 9, 1995. The following terms are incorporated by reference into the Stockholder Agreement dated as of August 31, 1994 by and between Guardsman Products, Inc., John H. Sadler, and James L. Sadler. Notwithstanding any contrary terms, the Stockholder Agreement is hereby amended and the parties agree as follows:

     1. Section 11 of the Stockholder Agreement entitled "Voting of Shares" is deleted in its entirety and the Stockholders, as defined in the Stockholder Agreement, shall have no continuing obligations under Section 11 of the Stockholder Agreement.

     2. Except as specifically set forth in this Amendment to Stockholder Agreement, the Stockholder Agreement shall remain in full force and effect without further amendment.


     IN WITNESS WHEREOF, the parties have executed this Amendment to Stockholder Agreement on the date first set forth above.


                                        GUARDSMAN PRODUCTS, INC.


                                        By: /S/ PAUL K. GASTON

                                            Its: CHAIRMAN


                                        JAMES L. SADLER


                                        /S/ JAMES L. SADLER


                                        JOHN H. SADLER


                                        /S/ JOHN H. SADLER





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